SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2016

Neuralstem, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-33672	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20271 Goldenrod Lane, 2nd Floor, Germantown, Maryland 20876

(Address of Principal Executive Offices)

(301) 366-4960

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items.

On January 27, 2016, Neuralstem, Inc. (the “Company”) announced that Dr. Karl Johe, Ph.D., the Company’s chief scientific officer and chairman provided an update on the Company’s ongoing NSI-566 cell therapy programs at the Phacilitate Cell & Gene Therapy World conference in Washington D.C. A copy of the press release and slides presented at the conference are attached to this report as Exhibits 99.01 and 99.02, respectively. Additionally, the slides from the presentation are also available on the Company's website at www.neuralstem.com.

Item 9.01	Financial Statement and Exhibits.

Exhibit No.	Description
99.01 99.02	Press Release Dated January 27, 2016 Slides presented at conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 27, 2016	Neuralstem, Inc.

/s/ Richard Garr
By: Richard Garr
Chief Executive Officer

          INDEX OF EXHIBITS

Exhibit No.	Description
99.01 99.02	Press Release Dated January 27, 2016 Slides presented at conference